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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                   Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 24, 1998


                                PHARMERICA, INC.
             (Exact name of Registrant as specified in its charter)



   Delaware                        0-20606                    11-2310352
---------------              ------------------           ----------------
(State or other               (Commission File                (Employer
jurisdiction of                   Number)                   Identification
incorporation)                                                  Number)


                  3611 Queen Palm Drive, Tampa, Florida 33619
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                    (Address of principal executive offices)


                                 (800) 237-7676
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              (Registrant's telephone number, including area code)


                                       N/A
--------------------------------------------------------------------------------
                         (Former name or former address,
                          if changed since last report)
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ITEM 5. OTHER EVENTS.

         The Company is attaching a press release dated July 23, 1998, that may be of importance to its stockholders, in which it announced estimated second quarter results and discussed the related impact of fewer than anticipated divestitures of non-strategic businesses and closings of planned acquisitions, as well as its operating performance.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           PHARMERICA, INC.



                                           By: /s/ James D. Shelton
                                               ---------------------------------
                                               James D. Shelton
                                               Executive Vice President, Chief
                                               Financial Officer




Date:    July 24, 1998





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                                  EXHIBIT INDEX

Exhibit No.
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   99.1    Press Release






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